THE ART OF
VALUE INVESTING











Forester Value Fund











PROSPECTUS & APPLICATION
November 15, 2002






















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS
Objective and Strategy. . .  . . . . . . . . . . . . . . .  3
Fund Performance . . . . . . . . . . . . . . . . . . . . .  4
Fund Expenses . . . . . . . . . . . . . . . . .  . . . . .  5
Organization, Management &
Management Fees . . . .  . . . . . . . . . . . . . . . . .  6
Fund's Share Price . . . . . . . . . . . . . . . . . . . .  7
Purchase of Shares . . . . . . . . . . . . . . . . . . . .  7
Distribution Plan . . . . . . . . . . . . . . . . . .  . .  9
Redeeming Shares . . . . . . . . . . . . . . . . . . . . .  10
Dividends, Distributions and Taxes . . . . . . . . . . . .  12
Privacy Policy . . . . . . . . . . . . . . . . . . . . . .  12
Financial Highlights . . . . . . . . . . . . . . . . . . .  13














FORESTER FUNDS
612 Paddock
Libertyville, IL 60048
1-800-388-0365
www.forestervalue.com



DISTRIBUTOR
Unified Financial Securities, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204




Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Forester Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 1-800-388-0365. A Forester Funds representative will be happy to help you. You may also obtain more information about Forester Funds on our website at www.forestervalue.com.

OBJECTIVE & STRATEGY

Investment Objective.

THE FORESTER VALUE FUND (the "VALUE FUND") seeks maximum long-term capital growth. The Fund may change this objective without the approval of shareholders.


Investment Strategy

THE FORESTER VALUE FUND invests in the stocks of large U.S. companies that it believes are undervalued and have great appreciation potential.

The Fund generally purchases a stock only at a price Forester Capital Management ("Forester Capital") deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company. Forester Capital performs its own fundamental analysis of the company.

The Fund places special focus on companies whose current market prices are low in relation to earnings and have great appreciation potential. In addition to stocks with low prices relative to earnings, Forester Capital also considers factors such as the following about the issuer:

      Book-to-market value
      Price-to-cash flow ratio
      Price-to-sales ratio
      Earnings estimates for the next 12 months
      Five-year return on equity

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. This undervaluation may lead to great appreciation potential for the security.

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

Under normal market conditions, the fund invests at least 65% of its net assets (at market value at the time of purchase) in the common stocks of large companies that have market capitalizations greater than $4.0 billion. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures, options to buy and sell such futures and exchange traded funds.

RISK CONTROL. In order to enhance returns, by avoiding the declines that follow bursting financial bubbles, at times, Forester Capital may determine that market or economic conditions warrant a defensive position. During these defensive periods, the Fund may invest some or all of its assets in money market funds and instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds) giving up the potential for capital growth to minimize potential losses. The Fund was in a defensive position from inception through July, 2002.


Principal Risk Factors

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund. The portfolio manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective. The principal factors that might reduce the Fund's return include:

Stock market Risk: The Fund invests primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Fund's relative performance may suffer.

Emphasizing a sector: If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.




FUND PERFORMANCE

The following bar charts show the Fund's year by year returns. This information shows how the Fund's returns have varied over time (one kind of investment risk). Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


YEAR BY YEAR TOTAL RETURNS

                             YEAR ENDED    YEAR ENDED
FUND/INDEX                   12/31/2001    12/31/2000
Forester Value Fund             3.2%          5.7%

From inception (9/10/99) through 12/31/01, the Fund's highest and lowest quarterly returns were 1.43% and 0.41%, respectively, for the quarters ended June 30, 2000 and December 31, 2001. The year-to-date return as of September 30, 2002, was 5.61%.


AVERAGE ANNUAL TOTAL RETURNS

The tables below show the Fund's average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



AVERAGE ANNUAL TOTAL RETURNS
(for periods ending December 31, 2001)

FUND/INDEX                              YEAR ENDED    SINCE INCEPTION
Forester Value Fund                     12/31/2001  (SEPTEMBER 10, 1999)
  Return before taxes                      3.2%           4.4%
  Return after taxes on distributions      1.9            2.7
  Return after taxes on distributions
    and sale of Fund shares                1.9            2.8
Russell 1000 Value Index* <F1>            -5.6            0.7
S&P 500 Stock Index* <F1>                -11.9           -5.8

*Indexes reflect no deduction for fees, expenses or taxes.


<F1> The Russell 1000 Value Index is an unmanaged, market-weighted index of the lower price-to-book value stocks in the Russell 1000 Index of 1000 larger companies. The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance. All indexes are unmanaged and include reinvested dividends.



FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Value Fund.

                                         Forester
                                        Value Fund
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
 from Fund assets)
Management Fees....................	       1.00%
Distribution and/or
 Service (12b-1) Fees (2)..........	       0.00%
Other Expenses.....................	       4.02%
Total Annual Fund                         -------
Operating Expenses ................        5.02%
Fee Waivers and Reimbursements (1).       (3.23)
                                          -------
Net Operating Expenses ............        1.79%


(1) Forester Capital Management ("FCM") has contractually undertaken to limit Net Operating Expenses to 1.79% of total assets, by waiving its fees and/or reimbursing the Fund for expenses. FCM will not be repaid for any such waivers or reimbursements. Under the contract, total fee waivers and reimbursements would have been 3.23%.

FCM has also voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. FCM expects to continue the waivers and reimbursement and will not be repaid for past waivers or reimbursements; however, it may prospectively reinstate all or a portion of such fees or discontinue reimbursement at any time. Including the fee waivers and reimbursements in this undertaking, Net Operating Expenses would be 0.00%. Total fee waivers and reimbursements for this undertaking were 5.02%.

(2) No distribution fee was payable under the Distribution Plan for the fiscal year ended 3/31/02. While no distribution fee is currently payable for the fiscal year ended 3/31/03, the Distribution Plan allows for a distribution fee of up to 0.25%.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                              1 Year    3 Years   5 Years  10 Years

The Value Fund*                $502      $1,506    $2,509   $5,015

*Giving effect to Forester Capital Management's contractual undertaking to reimburse the Value Fund's expenses and the waiver of management fees to the Fund over 1.79%, the estimated cost of investing in the Fund would be:

                              1 Year    3 Years   5 Years  10 Years

The Value Fund                 $182      $563      $970     $2,105



ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization.  Forester Value Fund is a series of Forester Funds, Inc.

Management. Forester Value Fund is managed by Forester Capital Management, Ltd. (Forester Capital), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Forester Capital (the "Adviser") was incorporated in 1999 and its address is: 612 Paddock Libertyville, Illinois 60048.

Portfolio Manager.

The Forester Value Fund has been managed since its inception by Thomas H. Forester, CFA. Mr. Forester has been the President and Chief Investment Officer of Forester Capital since its inception and is primarily responsible for the day-to-day management of the Fund. Mr. Forester has extensive money management experience. He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc., a subsidiary of Wells Fargo. He was also an officer and portfolio manager for Thomas White International from 1992 to 1995.

Mr. Forester holds an MBA from the Kellogg School at Northwestern
University and a BA degree in economics (with honors) from the University of Colorado (1981).

Mr. Forester has appeared in articles in Fortune Magazine, USA Today and CBS Marketwatch.


Management Fees

The Forester Value Fund pays a management fee to Forester Capital for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in the share price and dividends. For the fiscal year ended March 31, 2002 the management fees paid by The Value Fund were 1.00%.



THE FUND'S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends. The Fund's shares will not be priced when the New York Stock Exchange is closed. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


PURCHASE OF SHARES

How to Purchase Shares from the Funds

	1. Read this Prospectus carefully

	2. Determine how much you want to invest keeping in mind the following minimums:

		o New accounts                                        $2500

		o New IRA account                                     $1000

                o Dividend reinvestment                          No Minimum

		o Additions to existing accounts                       $100

          If your investment is aggregated into an omnibus account established by a plan sponsor, investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

	3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-800-388-0365.

	4. Make your check payable to "The Forester Funds, Inc." or to the name of the fund in which you are investing. All checks must be drawn on U.S. banks.
The Funds will not accept cash or third party or starter checks. A $25 fee will be charged against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

	5. Send the completed and signed application and check to:

	US MAIL:                             Overnight:

	Forester Funds                       Forester Funds
	c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
	PO Box 6110                          431 North Pennsylvania Street
      Indianapolis, IN 46206-6110          Indianapolis, IN 46204

All investment checks must be delivered to one of the above addresses. Forester Funds does not accept shareholder investment checks at its corporate offices. Checks received at those offices will be forwarded to Unified Fund Services and will not be effective until the order is received and accepted there.

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund's transfer agent, Unified Fund Services, at 1-800-388-0365 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington Bank, N.A.
      ABA#044000024
      Attn: Forester Value Fund
      Account Name _______________________(write in shareholder name) For the Account #___________________(write in account number) D.D.A.#01892204673

You must provide a signed application to Unified Fund Services at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will no be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more form you bank checking account. You may change the amount of you monthly purchase at any time. Please contact a Forester Funds representative at 1-800-388-0365 to request an Automatic Investment Plan form.

Retirement Plans

Since the Fund is oriented to longer term investments, the Fund may be an appropriate medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact Unified Fund Services, the transfer agent, at 1-800-388-0365 for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

A Forester Fund may be used for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee may open an account with a regular account application.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Forester Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

		1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirements.

		2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

		3. Charge fees to their customers for the services they provide them. Also, the Funds (through 12b-1 fees) may pay fees to Servicing
Agents to compensate them for selling the Funds. The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

		4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

		5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will only issue shares in book form. The Funds will send investors a written confirmation for all purchases of shares.

THE DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan which, among other things, is administered by Unified Financial Securities, Inc. (the "Distributor") and allows the Distributor to contract with broker-dealers, to distribute and sell the Fund and pay such broker-dealer a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees to the broker-dealer only for the current year, and thus there will be no carry-over amounts from previous years. The fee may be used by the broker-dealer for any distribution purpose including, but not limited to, media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, record keeping and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used by the broker-dealer for another Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc. For further information regarding the Distribution Plan, see the Statement of Additional Information.



REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

	1. Prepare a letter of instruction containing:

		o the name of the Fund(s)

		o account number(s)

		o the amount of money or number of shares being redeemed

		o the name(s) on the account

		o daytime phone number

		o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the
Fund, in advance, at 1-800-388-0365 if you have any questions.

2. 	Sign the letter of instruction exactly as the shares are registered.
Joint ownership accounts must be signed by all owners.

3. 	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

	o The redemption request exceeds $25,000

	o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

	o The redemption proceeds are to be sent to an address other than the address of record

	o The Funds receive the redemption request within 30 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

4. 	Send the letter of instruction to:

	US MAIL:                             Overnight:

	Forester Funds                       Forester Funds
	c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
	PO Box 6110                          431 North Pennsylvania Street
        Indianapolis, IN 46206-6110          Indianapolis, IN 46204

      By telephone - You may redeem any part of your account in the Fund by calling the transfer agent at 1-800-388-0365. You must first complete the Optional Telephone Redemption section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

	1. 	The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell)
Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

	2. 	A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

	1. 	The redemption may result in a taxable gain.

	2. 	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

	3. 	If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

	4. 	The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.



DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and its capital gains annually. You have two distribution options:

	o 	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

	o 	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

The Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). The Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of you financial intermediary would govern how you nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about you transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian and transfer agent) to process you r transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance since inception of The Forester Value Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Annual Report which is available upon request.



THE FORESTER VALUE FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.14
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     1.00%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     5.26%

Portfolio turnover rate                    0%        0%        0%


*Commencement of operations was September 10, 1999.





FOR MORE INFORMATION

To learn more about the Forester Funds you may request the Statement of Additional Information (or "SAI") which is incorporated herein by reference.

You may also learn more about the Fund's investments in its annual and semi-annual reports to shareholders. Those reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period.

The SAI, reports to shareholder and other information are all available to shareholders and prospective investors without charge, simply by
calling (collect) 1-800-388-0365.   Also call this number if you have
a question or would like other information about the Forester Funds.

The general public can review and copy information about the Forester Funds (including the SAI and other reports) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, by e-mail request at publicinfo@sec.gov, or upon payment of a duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549.


811-9391



THE ART OF
VALUE INVESTING






Forester Discovery Fund





PROSPECTUS
November 15, 2002













The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Objective & Strategy. . . .  . . . . . . . . . . . . . . .  3
Fund Performance . . . . . . . . . . . . . . . . . . . . .  5
Fund Expenses . . . . . . . . . . . . . . . . .  . . . . .  5
Organization, Management &
Management Fees . . . .  . . . . . . . . . . . . . . . . .  7
Funds' Share Price . . . . . . . . . . . . . . . . . . . .  7
Purchase of Shares . . . . . . . . . . . . . . . . . . . .  8
Distribution Plan . . . . . . . . . . . . . . . . . .  . .  9
Redeeming Shares . . . . . . . . . . . . . . . . . . . . .  10
Dividends, Distributions and Taxes . . . . . . . . . . . .  12
Privacy Policy . . . . . . . . . . . . . . . . . . . . . .  13
Financial Highlights . . . . . . . . . . . . . . . . . . .  14





FORESTER FUNDS
612 Paddock Lane
Libertyville, Illinois 60048
1-888-701-8405
www.ForesterValue.com


DISTRIBUTOR
Unified Financial Securities, Inc
431 North Pennsylvania Street
Indianapolis, IN 46204



Be sure to read this prospectus before you invest and please keep it on file for future reference. This prospectus presents essential facts about the Forester Discovery Fund, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call 1-888-701-8405. A Forester Funds representative will be happy to help you. You may also obtain more information about Forester Funds on our website at www.ForesterValue.com

OBJECTIVE & STRATEGY

Investment Objective.

THE FORESTER DISCOVERY FUND (the "DISCOVERY FUND")(formerly the Forester Small Cap Value Fund) seeks maximum long-term capital growth. The Fund may change this objective without the approval of shareholders.

Investment Strategy


THE DISCOVERY FUND, is diversified and invests in stocks of companies throughout the world that it believes are under valued and have great appreciation potential.

The Fund generally invests at least 65% of its net assets in non-U.S. companies. These companies may operate in developed countries, such as the Western European countries, Japan and Canada, as well as in firms based in emerging markets, typically in the Far East, Latin America and Eastern Europe. There are no restrictions on the size of the companies in which the Fund may invest.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued and have great appreciation potential. The manager places special focus on companies whose market prices are low in relation to earnings. In addition, the manager also considers factors such as the following about the issuer:

        Book-to-market value
        Price-to-cash flow ratio
        Price-to-sales ratio
        Earnings estimates for the next 12 months
        Five-year return on equity

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. This under-valuation may lead to great appreciation potential for the security. Under normal market conditions, the fund invests its assets in common stock of international companies. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures and options to buy and sell such futures. The Fund also sells securities that the investment manager considers to be overvalued or fairly valued as necessary to keep focused on undervalued companies.

RISK CONTROL. In order to enhance returns, by avoiding the declines that follow bursting financial bubbles, at times, Forester Capital may determine that market or economic conditions warrant a defensive position. During these defensive periods, the Fund may invest some or all of its assets in money market funds and instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds) giving up the potential for capital growth to minimize potential losses. The Fund was in a defensive position from inception through July, 2002.


Principal Risk Factors

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund. The portfolio manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective. The principal factors that might reduce the Fund's return include:

Stock market Risk: The Fund invests primarily in common stocks and other equity securities. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Fund's relative performance may suffer.

Emphasizing a sector: If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Foreign Investment Risk: Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks tend to be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or "ADRs") include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

Currency risk. Foreign securities are usually denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund's investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund may have a significant portion of its assets invested in securities denominated in the euro or yen, so the exchange rate between the euro and/or the yen and the U.S. dollar may have a significant impact on the value of the Fund's investments.

Emerging Market Risk: The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. Their securities markets may be less developed. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller Capitalization Companies Risk: Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line, making them more susceptible to market pressures.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.


FUND PERFORMANCE

The following bar charts show the Funds' year by year returns. This information shows how the Funds' returns have varied over time (one kind of investment risk). Please remember that the Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.


THE FORESTER DISCOVERY FUND

TOTAL RETURNS

                             YEAR ENDED    YEAR ENDED
FUND/INDEX                   12/31/2001    12/31/2000
Forester Discovery Fund         3.2%          5.7%

From inception (9/10/99) through 12/31/01, the Fund's highest and lowest quarterly returns were 1.43% and 0.41%, respectively, for the quarters ended June 30, 2000 and December 31, 2001. The year-to-date return as of September 30, 2002, was 1.40%.

The tables below show the Fund's average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" show the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.


THE FORESTER DISCOVERY FUND

TOTAL RETURNS
(for periods ending December 31, 2001)

FUND/INDEX                               YEAR ENDED    SINCE INCEPTION
Forester Discovery Fund                  12/31/2001  (SEPTEMBER 10, 1999)
  Return before taxes                       3.2%           4.4%
  Return after taxes on distributions       1.9            2.7
  Return after taxes on distributions
    and sale of Fund shares                 1.9            2.8
S&P 500 Stock Index* <F1>                 -11.9           -5.8
MSCI EAFE Net Index* <F1>                 -21.4          -10.5
Russell 2000 Index* <F1>                    2.5            5.8

*Indexes reflect no deduction for fees, expenses or taxes.

<F1> The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance. The MSCI EAFE Net Index is an unmanaged, market-weighted index of companies throughout the world, excluding the U.S. and Canada, including net reinvested dividends. The Russell 2000 Index of 2000 smaller companies is an unmanaged, market-weighted index of small stocks which is commonly used as a measure of small stock total return performance. All indexes are unmanaged and include reinvested dividends.



FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Funds.


                                    Discovery
                                      Fund
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
 from Fund assets)
Management Fees....................   1.00%
Distribution and/or
 Service (12b-1) Fees (2)..........   0.00%
Other Expenses.....................   4.02%
Total Annual Fund                    -------
Operating Expenses.................   5.02%
Fee Waivers and Reimbursements(1)..  (3.23%)
                                     -------
Net Expenses                          1.79%

(1) Forester Capital Management ("FCM") has contractually undertaken to limit Net Operating Expenses to 1.79% of total assets, by waiving its fees and/or reimbursing the Fund for expenses. FCM will not be repaid for any such waivers or reimbursements. Under the contract, total fee waivers and reimbursements would have been 3.23%.

Forester Capital Management has voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. Forester Capital Management expects to continue the waivers and reimbursement and will not be repaid for past waivers or reimbursements; however, it may prospectively reinstate all or a portion of such fees or discontinue reimbursement at any time.

(2) No distribution fee was payable under the Distribution Plan for the fiscal year ended 3/31/02. While no distribution fee is currently payable for the fiscal year ended 3/31/03, the Distribution Plan allows for a distribution fee of up to 0.25%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                              1 Year    3 Years   5 Years  10 Years

The Discovery Fund*            $502      $1,506    $2,509   $5,015

*Giving effect to Forester Capital Management's undertaking to reimburse the Discovery Fund's expenses and the waiver of management fees to the Fund over 1.79%, the estimated cost of investing in the Fund would be:

                              1 Year    3 Years   5 Years  10 Years

The Discovery Fund             $182      $563      $970      $2,105



ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization.  Forester Discovery Fund is a series of Forester Funds, Inc.

Management. Forester Discovery Fund is managed by Forester Capital Management, Ltd. (Forester Capital), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Forester Capital (the "Adviser") was incorporated in 1999 and its address is: 612 Paddock Libertyville, Illinois 60048.

Portfolio Manager.

The Forester Discovery Fund has been managed since its inception by Thomas H. Forester, CFA. Mr. Forester has been the President and Chief Investment Officer of Forester Capital since its inception and is primarily responsible for the day-to-day management of the Fund. Mr. Forester has extensive money management experience. He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm,
 Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc., a subsidiary of Wells Fargo. He was also an officer and portfolio manager for Thomas White International from 1992 to 1995.

Mr. Forester holds an MBA from the Kellogg School at Northwestern University and a BA degree in economics (with honors) from the University of Colorado
(1981).

Mr. Forester has appeared in articles in Fortune Magazine, USA Today and CBS Marketwatch.


Management Fees

The Forester Value Discovery Fund pays a management fee to Forester Capital for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. The Fund also pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in the share price and dividends. For the fiscal year ended March 31, 2002 the management fees paid by The Value Fund were 1.00%.



THE FUNDS' SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends. The Fund's shares will not be priced when the New York Stock Exchange is closed. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


PURCHASE OF SHARES

How to Purchase Shares from the Funds

	1. Read this Prospectus carefully

	2. Determine how much you want to invest keeping in mind the following minimums:

		o New accounts                                       $25000

		o Dividend reinvestment                          No Minimum

		o Additions to existing accounts                       $100

	3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-847-573-8399.

	4. Make your check payable to "The Forester Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks.
A $25 fee will be charged against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

	5. Send the application and check to:

	BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Forester Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

		1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

		2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

		3. Charge fees to their customers for the services they provide them. Also, the Funds (through 12b-1 fees) may pay fees to Servicing
Agents to compensate them for selling the Funds. The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

		4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

		5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will only issue shares in book form. The Funds will send investors a written confirmation for all purchases of shares.

THE DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan which, among other things, is administered by Unified Financial Securities, Inc. (the "Distributor") and allows the Distributor to contract with broker-dealers, to distribute and sell the Fund and pay such broker-dealer a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees to the broker-dealer only for the current year, and thus there will be no carry-over amounts from previous years. The fee may be used by the broker-dealer for any distribution purpose including, but not limited to, media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, record keeping and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used by the broker-dealer for another Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc. For further information regarding the Distribution Plan, see the Statement of Additional Information.



REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

	1. Prepare a letter of instruction containing:

		o the name of the Fund(s)

		o account number(s)

		o the amount of money or number of shares being redeemed

		o the name(s) on the account

		o daytime phone number

		o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the
Fund, in advance, at 1-847-573-8399 if you have any questions.

2. 	Sign the letter of instruction exactly as the shares are registered.
Joint ownership accounts must be signed by all owners.

3. 	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

	o The redemption request exceeds $25,000

	o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

	o The redemption proceeds are to be sent to an address other than the address of record

	o The Funds receive the redemption request within 30 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

4. 	Send the letter of instruction to:

BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL

		The Forester Funds, Inc.
		612 Paddock Lane
		Libertyville, Illinois 60048


How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

	1. 	The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell)
Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

	2. 	A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

	1. 	The redemption may result in a taxable gain.

	2. 	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

	3. 	If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

	4. 	The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.



DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and its capital gains annually. You have two distribution options:

	o 	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

	o 	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to the Fund.

The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains. An exchange of the Funds' shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

The Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). The Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of you financial intermediary would govern how you nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about you transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian and transfer agent) to process you r transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance since inception of The and the Forester Discovery Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


THE FORESTER DISCOVERY FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.14
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     1.00%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     5.26%

Portfolio turnover rate	                   0%        0%        0%



*Commencement of operations was September 10, 1999.


To learn more about the Forester Funds you may want to read the Forester Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Forester Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You may also learn more about the Forester Funds' investments by reading The Forester Funds' Annual Report to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI are all available to shareholders and prospective investors without charge, simply by calling 1-888-701-8405.

Prospective investors and shareholders who have questions about the Forester Funds may also call the above number or write to the following address:

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

The general public can review and copy information about the Forester Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

	Public Reference Section
	Securities and Exchange Commission
	Washington, D.C. 20549-6009


A Statement of Additional Information, dated November 15, 2002, which is part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Funds' Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Investment Company Act File No. 811-9391




STATEMENT OF ADDITIONAL INFORMATION                November 15, 2002
for THE FORESTER FUNDS

THE FORESTER VALUE FUND
THE FORESTER DISCOVERY FUND


THE FORESTER FUNDS, INC.
612 Paddock Lane
Libertyville, Illinois 60048
1-888-701-8405
www.ForesterValue.com


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Forester Funds, Inc. (the "Company") dated November 15, 2002 (the "Prospectus"), for The Forester Value Fund and The Forester Discovery Fund (each referred to individually as a "Fund" and collectively as the "Funds"). Requests for copies of the Prospectus for the Forester Value Fund should be made by writing to The Forester Funds, Inc., c/o Unified Fund Services, PO Box 6110, Indianapolis, IN 46206 or by calling 1-800-388-0365 and for the Forester Discovery Fund, requests should be made by writing to The Forester Funds, Inc., 612 Paddock Lane Libertyville, Illinois 60048, Attention: Corporate Secretary, or by calling 1-888-701-8405.



THE FORESTER FUNDS, INC.
TABLE OF CONTENTS


FUND HISTORY AND CLASSIFICATION........................................	2
INVESTMENT RESTRICTIONS AND CONSIDERATIONS.............................	2
INVESTMENT POLICIES AND TECHNIQUES..................................... 4
PORTFOLIO TRANSACTIONS ................................................	10
DETERMINATION OF NET ASSET VALUE.......................................	12
DIRECTORS AND OFFICERS OF THE COMPANY..................................	12
INVESTMENT ADVISER, ADMINISTRATOR, FUND
ACCOUNTANT AND TRANSFER AGENT ......................................... 13
REDEMPTIONS ........................................................... 15
CUSTODIAN .............................................................	15
INDEPENDENT ACCOUNTANTS................................................	15
DISTRIBUTION PLAN .....................................................	15
ALLOCATION OF PORTFOLIO BROKERAGE......................................	16
TAXES .................................................................	17
STOCKHOLDER MEETINGS...................................................	18
CAPITAL STRUCTURE .....................................................	19
SHAREHOLDER REPORTS....................................................	20
PERFORMANCE INFORMATION................................................	20
LEGAL PROCEEDINGS......................................................	21



FUND HISTORY AND CLASSIFICATION

The Forester Funds, Inc. (the "Company") is an open-end management investment company consisting of two diversified portfolios, The Forester Value Fund (the "Value Fund") and The Forester Discovery Fund (the " Discovery Fund") (each a "Fund" and together, the "Funds"). The Forester Discovery Fund began operations as a private investment account, not registered under the Investment Company Act of 1940 (the "1940 Act"), on March 31, 1998. The Company filed for registration under the 1940 Act on May 12, 1999 and began offering their shares to the public on September 10, 1999. The Forester Discovery Fund was previously named The Forester Small Cap Value Fund and changed its name on February 14, 2002. The Company was incorporated as a Maryland corporation on April 7, 1999.

INVESTMENT RESTRICTIONS AND CONSIDERATIONS
Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Each Fund has elected to be classified as a diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:

1.	Borrow money, except for temporary or emergency purposes, and then only from banks, in an amount not exceeding 10% of the value of a Fund's total assets.

2.	Issue senior securities, except as permitted under the Investment
Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

4.	Make loans, except it may acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that it may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

5.	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6.	Purchase physical commodities or contracts relating to physical commodities.

7.	Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The Funds may not, as a non-fundamental policy:

1.	Invest for the purpose of exercising control over management of any company.

2.	Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

3.	Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

4.	Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing;
provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

5.	Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

6.	Invest in oil, gas or mineral exploration or development programs

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES
General. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during defensive periods when the investment manager deems it appropriate, each Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for defensive purposes only.

Common stocks. Each Fund may invest in common stocks as a principal strategy. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stocks can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stocks entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stocks also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stocks. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and common stocks. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stocks. Convertible securities generally entail less credit risk than the issuer's common stocks.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities. The Funds will not invest more than 10% of the value of their net assets in illiquid securities.

Depository Receipts. The Value Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Foreign Securities. Forester Discovery Fund may invest up to 100% of its assets at the time of purchase in securities of non-U.S. companies (including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers). Investment in foreign securities may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, the Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. The Fund does not intend to invest more than 5% of its net assets in unsponsored depositary receipts.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund will try to invest in companies located in and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Emerging markets. Under normal market conditions, Forester Discovery
Fund may invest up to 20% of its assets at the time of purchase in emerging markets securities. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of Forester Fund's board of directors.

Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of the Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.
Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect
Fund assets should any of those conditions recur.

Borrowing. Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets, although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities. The Discovery Fund may invest in small cap securities as a principal strategy. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Discovery Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Derivatives. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives").

Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

Options on Securities.   A Fund may write (sell) "covered" call options on
securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allow the Funds to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

Over-the-Counter Options. The Funds may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will only sell OTC options that are subject to a buy-back provision permitting the Funds to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

Options on Securities Indices. Each Fund may write call options on securities indices, and each Fund may write put options on securities indices, and each Fund may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices as available. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

To the extent required to comply with applicable regulation, when purchasing a futures contract, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

Options on Financial Futures Contracts. Each Fund may write call options on financial futures contracts; each Fund may write put options on financial futures contracts; and may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

PORTFOLIO TRANSACTIONS

Allocation of brokerage is supervised by Forester Capital Management, Ltd. ("FCM").

The primary objective of FCM in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. FCM seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. FCM reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is FCM's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. FCM is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, FCM may give consideration to those firms that have sold or are selling shares of a Fund managed by FCM.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to FCM, it is the opinion of FCM that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by FCM's staff. Such information may be useful to FCM in providing services to clients other than the Funds and not all such information is used by FCM in connection with the Funds. Conversely, such information provided to FCM by broker/dealers through whom other clients of FCM effect securities transactions may be useful to FCM in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Funds will be determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Put options are valued at the last sales price on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, put options are valued at the mean of the closing bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. (The Forester Value Fund and the Forester Discovery Fund are the only funds in the "fund complex" as such term is defined in the Act.) The name, address, age, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Company are below. Directors deemed to be "interested persons" of Forester Funds for purposes of the 1940 Act are marked with an asterisk.

                                                                     Number of
                                                                    Portfolios
                                 Term of                             In Fund     Other
                                  Office       Principal             Complex   Director-
Name,               Position(s) and Length    Occupations            overseen    ships
Address,            Held with    of Time       in Past 5                by      held by
Age                 the Funds     Served         Years               Director   Director
-----------------------------------------------------------------------------------------
*Thomas H. Forester  Director  Indefinite   Mr. Forester has been the     2       None
Age: 43              President   2 years    President of the Advisor
Address: c/o         Treasurer              Since 2/99, Officer and
612 Paddock Lane                            Portfolio Manager with
Libertyville, IL                            Dreman Value Advisors
60048                                       from 5/97 - 1/99.

Kaye E. Forester     Secretary Indefinite   Mrs. Forester has been an     2       None
Age: 42                          2 years    investor for more than
Address: c/o                                5 years.
612 Paddock Lane
Libertyville, IL
60048

Wayne A. Grudem      Director  Indefinite   Mr. Grudem has been a Pro-    2       None
Age: 54                          2 years    fessor at Phoenix Seminary
Address: c/o                                since August, 2001. Before,
612 Paddock Lane                            he was a Professor at Trinity
Libertyville, IL                            International University for
60048                                       more than five years.

Michael B. Kelley     Director  Indefinite  Mr. Kelley has been a Terri-  2       None
Age: 40                           2 years   tory Executive at WW Grainger
Address: c/o                                a national distribution firm
612 Paddock Lane                            to commercial and industrial
Libertyville, IL                            industries for more than 5
60048                                       years.

Mr. Forester and Mrs. Forester are married to each other.

The Board has no committees at this time.

The following table sets forth the dollar range of equity securities beneficially owned by each director in The Forester Value Fund and in The Forester Discovery Fund, as of December 31, 2001:

                                                              Aggregate Dollar
                        Dollar Range      Dollar Range        Range of Equity
                         of Equity         of Equity          Securities in all
                        Securities in     Securities in       Funds overseen by
                          Forester          Forester             Director in
Name of Director         Value Fund       Discovery Fund       Forester Funds
----------------       ---------------   ----------------     -----------------
Interested Persons
Thomas H. Forester       $50,001 -         $50,001 -           over $100,000
                            $100,000          $100,000


Disinterested Persons

Wayne A. Grudem             None               None                 None

Michael B. Kelley           None               None                 None


Investment Advisory Agreement

In approving the existing investment advisory agreements, the Board of Directors considered a number of factors, including, but not limited to, the following:

     o the nature and quality of the services offered by the Adviser.

     o the reasonableness of the compensation payable to the Adviser.

     o the Adviser's personnel and operations.

     o the Adviser's investment management capabilities, methodologies and performance.

     o each Fund's expense ratio.

Based upon its review, the Board concluded that the Adviser's investment methodologies would fit with the Funds' investment policies, and that the Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively. Further, the Board concluded that based on the services the Adviser would be required to render under the investment advisory agreements, that the compensation to be paid to the Adviser was fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the investment advisory agreements with the Adviser.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


Compensation

The Funds' standard method of compensating directors is to pay each disinterested director for services rendered, including attending meetings of the Board of Directors according to the following schedule:

Fund net assets at the                       Director
beginning of the fiscal year               Compensation

below $10 million                               $100
$10 million - $20 million                      $1000
$20 million - $50 million                      $5000
$50 million - $100 million                   $10,000
$100 million - $200 million                  $20,000
$200 million - $300 million                  $30,000
$300 million - $500 million                  $50,000
over $500 million                            $70,000

The Funds also may reimburse their directors for travel expenses incurred in order to attend meetings of the Board of Directors. For the Fiscal Year ended March 31, 2002, the disinterested directors received aggregate fees of $200.

The following table sets forth compensation paid by Forester Funds during the fiscal year ended March 31, 2002 to each director of the fund.


                            COMPENSATION TABLE

                                      Pension or         Estimated            Total
                                      Retirement           Annual          Compensation
                     Aggregate      Benefits Accrued      Benefits         From Company
    Name of         Compensation       as Part of           Upon             Paid to
    Person          From Company     Fund Expenses       Retirement         Directors
------------------------------------------------------------------------------------------
Thomas H. Forester      $0                $0                 $0                $0

Wayne A. Grudem       $100                $0                 $0              $100

Michael B. Kelley     $100                $0                 $0              $100


Code of Ethics

The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund until the Funds have completed their purchases or sales.


Share Ownership

As of March 31, 2002, all officers and directors of the Company as a group beneficially owned 5,532 shares of The Value Fund or 100.00% of the then outstanding shares. At such date, Mr. Forester and Mrs. Forester beneficially owned 5,532 shares of The Value Fund or 100.00% of the then outstanding shares. Mr. Forester is a control person as that term is defined in the Act. As such, his vote can determine the outcome of issues put to a shareholder vote. Other than the foregoing, The Value Fund was not aware of any person who, as of March 31, 2002, owned of record or beneficially
5% or more of the shares of The  Value Fund.

As of March 31, 2002, all officers and directors of the Company as a group beneficially owned 5,532 shares of The Discovery Fund or 100.00% of the then outstanding shares. At such date, Mr. Forester and Mrs. Forester beneficially owned 5,532 shares of The Discovery Fund or 100.00% of the then outstanding shares. Mr. Forester is a control person as that term is defined in the Act. As such, his vote can determine the outcome of issues put to a shareholder vote. Other than the foregoing, The Discovery Fund was not aware of any person who, as of March 31, 2002, owned of record or beneficially 5% or more of the shares of The Discovery Fund.


INVESTMENT ADVISER, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

As a Maryland corporation, the business and affairs of the Company are managed by its Board of Directors. The Company, on behalf of each of the Funds, has entered into Investment Advisory Agreements (the "Advisory Agreements") with Forester Capital Management, Ltd., 612 Paddock Lane, Libertyville, Illinois 60048. Pursuant to such Advisory Agreements, the Adviser furnishes continuous investment advisory services to each of the Funds. The Adviser does not advise any other mutual funds, but may act as the investment adviser to individuals and institutional clients. The Adviser was organized in February 1999. Mr. Thomas H. Forester, the president and sole stockholder of the Adviser, is the portfolio manager for each of the Funds and, as such, is responsible for the day-to-day management of the portfolios. Mr. Forester has managed each of the Funds' portfolios since inception and was an officer and portfolio manager from May 1997 through February 1999 with Dreman Value Advisors, Inc. and its successor firm Scudder Investments Inc. where he ran over $1.4 billion in small cap value assets; and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.

The Adviser supervises and manages the investment portfolios of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds' investment portfolios. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee from each Fund based on that Fund's average daily net assets at the annual rate of 1% of average daily net assets.

The Company acts as administrator, providing clerical, compliance, regulatory and other administrative services. Company personnel will execute these duties for no additional fees. In any claims against the Company and its personnel for acts in its capacity as administrator, a mere negligence standard shall apply to such acts.

The fund accountant and transfer agent for the Forester Value Fund is Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204. The Company is the fund accountant and transfer agent for the Forester Discovery Fund. The fund accountant keeps track of assets, expenses and calculating each Fund's net asset value. The transfer agent registers each shareholder and records the number of shares. In any claims against Unified Fund Services or the Company and its personnel for acts in its capacity as fund accountant or transfer agent, a mere negligence standard shall apply to such acts.


The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing the registration statement required under the Securities Act of 1933 and any amendments thereto, the expense of registering shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

Forester Capital Management ("FCM") has contractually undertaken to limit
Net Operating Expenses to 1.79% of total assets, by waiving its fees and/or reimbursing the Fund for expenses. FCM will not be repaid for any such waivers or reimbursements.

The Adviser has voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. The Adviser expects to continue the waivers and reimbursement and will not be repaid for past waivers or reimbursements; however, it may prospectively reinstate all or a portion of such fees or discontinue reimbursement at any time.

During the fiscal years ended March 31, 2002, 2001, and 2000 for services provided under the applicable Advisory Agreement The Forester Discovery Fund paid the Adviser $549, $529, and $283, respectively, and the Adviser waived fees for The Forester Discovery Fund $549, $529, and $283 respectively, and reimbursed The Forester Discovery Fund $2,203, $2000, and $0 respectively. During the fiscal years ended March 31, 2002, 2001, and 2000 for services provided under the applicable Advisory Agreement The Forester Value Fund paid the Adviser $549, $529, and $283, respectively, and the Adviser waived fees for The Forester Value Fund $549, $529, and $283 respectively, and reimbursed The Forester Value Fund $2203, $2000, and $0 respectively.

Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's stockholders on sixty
(60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

The Advisory Agreements provide that the Adviser shall not be liable to the Funds or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements also provide that the Adviser and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

REDEMPTIONS

The Funds reserve the right to suspend redemptions during any period when the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and to postpone redemptions for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b)the Securities and Exchange Commission has by order permitted such suspension or(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a Fund to dispose of its securities or fairly to determine the value of its net assets.

Each of the Funds has reserved the right to pay the redemption price of its shares in assets other than cash.

CUSTODIAN

Huntington National Bank, 7 Easton Oval, Columbus, Ohio 43219 acts as custodian for the Forester Value Fund. Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104-4122, acts as custodian for the Forester Discovery Fund. As such, Huntington National Bank and Charles Schwab & Co., Inc. hold all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Huntington National Bank and Charles Schwab & Co., Inc. do not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders.

INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108, serves as the independent accountants for the Funds.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania, Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, allows it to contract with distributors, to distribute and sell the Fund and pay such distributor a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the distributor for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used to reimburse the distributor for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc.

Forester Capital Management, Ltd. provides the Directors after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan may be terminated with respect to either Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment.

So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors. The Distribution Plan of a Fund may be terminated with respect to either Fund by the Directors at any time on 60 days written notice without payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons. No interested person of the Fund, any director of the Fund who is not an interested person of the Fund, nor Forester Capital Management, Ltd. has a direct or indirect financial interest in the operation of the plan or related agreements. The Distribution Plan will continue in effect for successive one-year periods with respect to a Fund, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.


ALLOCATION OF PORTFOLIO BROKERAGE

The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Board of Directors of the Company. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Funds.
In some cases, transactions are with firms who act as principals of their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.
Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Funds may place portfolio orders with broker-dealers who place orders for, or recommend the purchase of, shares of the Funds to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

TAXES

Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

Investors may also be subject to state and local taxes.

Each Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish such Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Funds; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause(2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Company's authorized capital consists of 1,000,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

Pursuant to the Company's Articles of Incorporation, the Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting is required by Maryland law or the Act (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, belong to that class and are charged with the liabilities in respect of that class and of that class' share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class is based on the assets belonging to that class less the liabilities charged to that class, and dividends may be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

SHAREHOLDER REPORTS

Investors will be provided at least semi-annually with a report showing each Fund's portfolio and other information and annually after the close of the Funds' fiscal year, which ends March 31, with an annual report containing audited financial statements. An individual account statement will be sent to the investor by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of shares of the Funds. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.

Investors who have questions about their respective accounts should call the Transfer Agent for each fund: Forester Value Fund at 1-800-388-0365 and the Forester Discovery Fund at 1-888-701-8405. In addition, investors who wish to make a change in their address of record or a change in the manner in which dividends are received may also do so by calling the Transfer Agent for each fund: Forester Value Fund at 1-800-388-0365 and the Forester Discovery Fund at 1-888-701-8405. Investors who have questions regarding the investment strategy and historical performance of the Funds should call Forester Capital Management, Ltd. at 1-888-701-8405 and ask to speak to a member of the portfolio management group. Alternatively, investors may also write to The Forester Funds, Inc., 612 Paddock Lane, Libertyville, Illinois 60048.


PERFORMANCE INFORMATION

Each of the Funds may provide from time to time in advertisements, reports to stockholders and other communications with investors its average annual total return and its total return. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's investment portfolio. A Fund's average annual total return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)n = ERV

Where:      P     =     a hypothetical initial payment of $1,000
            T     =     average annual total return
            N     =     number of years
            ERV   =     ending redeemable value at the end
				of the period of a hypothetical $1,000
				payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the applicable reinvestment dates , and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment. This calculated amount is then expressed as a percentage by multiplying by 100.

In reports or other communications to investors and in advertising material, a Fund may compare its performance to the Consumer Price Index, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's 600 Stock Index, the Russell 2000 Stock Index, the Russell 2000 Value Stock Index, the Russell 1000 Stock Index, the Russell 1000 Value Stock Index and to the performance of mutual fund indexes as reported by Lipper Analytical Services, Inc.("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Morningstar, Inc. ("Morningstar"), three widely recognized independent mutual fund reporting services. Lipper, CDA and Morningstar performance calculations include reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Consumer Price Index is generally considered to be a measure of inflation. The Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 1000 Stock Index, and the Russell 1000 Value Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States stock market. The Standard & Poor's 600 Stock Index, the Russell 2000 Stock Index, and the Russell 2000 Value Stock Index are unmanaged indices of common stocks which are considered to be generally representative of the United States small stock market. The market prices and yields of these stocks will fluctuate. A Fund also may quote performance information from publications such as The Wall Street Journal, Kiplinger's Personal Finance Magazine, Money Magazine, Forbes, Smart Money, Barron's, Worth Magazine, USA Today, Fortune, CBS Marketwatch and local newspapers.

LEGAL PROCEEDINGS

The Company is not aware of any litigation to which it is a party.


PART C

OTHER INFORMATION

Item 23. 		Exhibits

(a)     Registrant's Articles of Incorporation, as amended.(1)

(b)     Registrant's Bylaws.(1)

(c)     None.

(d)(i) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Discovery Fund. (4)

(d)(ii) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Value Fund. (4)

(e)     None.

(f)     None.

(g)(i)  Custodian Agreement with Charles Schwab. (2)

(g)(ii) Custodian Agreement with Huntington National Bank

(h)(i) 	Transfer Agent and Fund Accountant with Unified Fund Services

(h)(ii) Distribution Agreement with Unified Financial Securities

(i)     Opinion of Forester & Associates, counsel for Registrant. (3)

(j)     Consent of independent accountants. (3)

(k)     None.

(l)     Subscription Agreement. (2)

(m)     Distribution Plan.

(n)     None

(o)     None.

(1) Previously filed as an exhibit to the initial Registration Statement and incorporated by reference thereto. The initial Registration Statement was filed on June 17, 1999.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 2 was filed on September 7, 1999.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on August 1, 2001.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on February 25, 2002.

Item 24.          Persons Controlled by or under Common Control with
                  Registrant

      Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25.          Indemnification

      Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:



Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

      The corporation shall indemnify directors, officers, employees and agents of the corporation against judgments, fines, settlements and expenses to the fullest extent authorized, and in the manner permitted by applicable federal and state law.

      The corporation shall advance the expenses of its directors, officers, employees and agents who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

      This Section 7 of Article VII constitutes vested rights in favor of all directors, officers, employees and agents of the corporation. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. For purposes of this Section 7, the terms "director" and "officer" have the same meaning ascribed to such terms in
Section 2-418 of the Maryland General Corporation Law.

      Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser

      Incorporated by reference to pages 10 through 14 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.          Principal Underwriters

      Not Applicable.

Item 28.          Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant.

Item 29.          Management Services

      All management-related services are performed by the Adviser.

Item 30.          Undertakings

      Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that, as to the Value Fund, it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and that as to the Discovery Fund, it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(a) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Libertyville and State of Illinois on the 24th day of July, 2002.

                              THE FORESTER FUNDS, INC.
                              (Registrant)

                              /s/ Thomas H. Forester


                              Thomas H. Forester,
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Name                         Title                       Date


/s/ Thomas H. Forester        President and Treasurer       November 12, 2002
-----------------------       (Principal Executive,
Thomas H. Forester             Financial and Accounting
                               Officer) and a Director


/s/ Wayne A. Grudem           Director   	            November 12, 2002
-----------------------
Wayne A. Grudem


/s/ Michael B. Kelley         Director                      November 12, 2002
-----------------------
Michael B. Kelley







EXHIBIT INDEX

Exhibit No.         Exhibit                                	Page No.


(a) 	Registrant's Articles of Incorporation, as amended*

(b) 	Registrant's Bylaws*

(c) 	None.

(d)(i) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Discovery Fund*

(d)(ii) Investment Advisory Agreement with Forester Capital Management, Ltd. on behalf of The Forester Value Fund*

(e) 	None.

(f) 	None.

(g)(i) 	Custodian Agreement with Charles Schwab*

(g)(ii) Custodian Agreement with Huntington National Bank

(h)(i) 	Transfer Agent and Fund Accountant with Unified Finanacial Services

(h)(ii) Distribution Agreement with Unified Financial Securities

(i) 	Opinion of Forester & Associates, counsel for Registrant.*

(j) 	Consent of independent accountants.*

(k) 	None.

(l) 	Subscription Agreement*

(m) 	Distribution Plan*

(n) 	None

(o) 	None.


*Incorporated by reference